T. Rowe Price High Yield Fund, Inc.

T. Rowe Price High Yield Fund—Advisor Class

Supplement to prospectus dated October 1, 2006

Important Information about High Yield Fund and High Yield Fund—Advisor Class

As of February 15, 2007, the T. Rowe Price High Yield Fund and the T. Rowe Price High Yield Fund-Advisor Class will resume offering shares to new investors. The fund was closed after February 20, 2004, due to asset growth which the portfolio management team and the fund`s Board of Directors felt eventually could overwhelm the fund`s ability to invest effectively. Given changed market conditions, the fund`s investment advisor and Board of Directors concluded it was in the shareholders` interests to open the fund to new investments.

Financial intermediaries should contact T. Rowe Price Financial Institution Services for specific information regarding access to the fund.

The date of this supplement is February 15, 2007.

F57-041 2/15/07